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                                                                 EXHIBIT 10.8

                                PROMISSORY NOTE

Amount of the Note:                      $2,134,524.00

Date of Note:                            August 28, 1997

Maturity Date:                           June 30, 2002

Interest Rate:                           The principal outstanding under this
                                         Note shall bear interest at the
                                         LIBOR-Based Rate, and shall be adjusted
                                         each month thereafter on each
                                         subsequent Interest Rate Change Date
                                         (as such term is hereafter defined).
                                         The term "LIBOR-Based Rate" means two
                                         percent and 20/100 (2.20%) per annum
                                         above the interest rate per annum
                                         obtained by dividing (i) the LIBOR Base
                                         Rate by (ii) an amount equal to 1 minus
                                         the LIBOR Reserve Requirement. The term
                                         "LIBOR Base Rate" means the interest
                                         rate per annum, which is equal to the
                                         interest rate per annum published one
                                         (1) business day prior to the
                                         applicable Interest Rate Change Date in
                                         the "Money Rates" column of the local
                                         edition of the Wall Street Journal as
                                         "London Interbank Offered Rates" for
                                         U.S. Dollar Deposits having a maturity
                                         of one month. If, for any reason, such
                                         rate if not available, then "LIBOR Base
                                         Rate" will mean the rate per annum at
                                         which, in the opinion of Payee,
                                         U.S. dollars in an amount substantially
                                         equal to the applicable principal
                                         amount are being offered to leading
                                         reference banks at approximately 11:00
                                         a.m. London time, one (1) London
                                         business day prior to the next
                                         succeeding Interest Rate Change Date
                                         for settlement in immediately
                                         available funds by leading reference
                                         banks in the London interbank market.
                                         The term "Interest Rate Change Date"
                                         means one month from the date hereof
                                         and the same day of each month
                                         thereafter. "LIBOR Reserve Requirement"
                                         means, for any day, the percentage
                                         (expressed as a decimal) in effect for
                                         such day as prescribed by the Federal
                                         Reserve Board (or any successor) for
                                         determining the maximum reserve
                                         requirement (including without
                                         limitation any basic, supplemental, or
                                         emergency reserves) for Payee in
                                         respect of Eurocurrency liabilities or
                                         any similar category of liabilities.

Payee:                                   SunTrust Bank, Tampa Bay

Payee's Address:                         300 1st Street South, Third Floor
                                         St. Petersburg, Florida 33701


               STATE OF FLORIDA DOCUMENTARY STAMPS IN THE AMOUNT
                  REQUIRED BY LAW ARE AFFIXED TO THE MORTGAGE
             WHICH SECURES THIS NOTE AND CANCELLED PURSUANT TO LAW.

                                                       Maker's Initials _______
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        FOR VALUE RECEIVED, the undersigned (the "Maker") does hereby covenant and promise to pay to the order of the Payee, or to its successors or assigns, at its principal office, or at such other place as the Payee may designate to the Maker in writing from time to time, in legal tender of the United States, the Amount of the Note or so much thereof as may be advanced (the "Principal Amount") by the Payee, together with interest at the Interest Rate on the unpaid balance of the Principal Amount.

        Principal payments of $17,787.70 per month plus accrued interest, shall be payable monthly beginning on September __, 1997, and continuing on the same day of each month thereafter until the Maturity Date whereupon the entire unpaid balance of principal and interest accrued and unpaid thereon shall be due and payable.

        If interest shall not be paid within ten (10) days of its due date, then the entire principal sum and accrued interest hereunder shall become due and payable at once or thereafter, at the option of the holder of this Note. Payee may at its option collect a late charge not to exceed five cents ($0.05) for each one dollar ($1.00) of each payment not paid when due to reimburse Payee for expenses of servicing delinquent payments. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

        It is further agreed that the Maker and each endorser, surety, guarantor, jointly and severally, shall pay all costs of collection of this Note, including a reasonable attorney's fee, including all costs, expenses and attorney's fee for any retrial, rehearing, bankruptcy proceedings or appeals, on failure to pay the unpaid balance of the Principal Amount or any accrued interest due hereunder on the due date thereof. This Note and all sums due hereunder shall bear interest at a rate equal to the lesser of (a) the rate of eighteen percent (18.0%) per annum or (b) the highest lawful rate of interest per annum allowed by the laws of the State of Florida (the "Default Rate") from the date when the principal and accrued interest under this Note shall be due and payable. Notwithstanding any term, condition, obligation or provision herein to the contrary, it is the expressed intent of the Payee that no interest, consideration or change in excess of that permitted in the State of Florida may be accrued, charged or taken or become payable hereunder. In the event it is hereafter determined that the Payee of this Note has taken, charged or reserved interest in excess of that permitted, whether due to prepayment, acceleration, or otherwise, such excess shall be refunded to the Maker or credited against the sums due the Payee hereunder.

        This Note is secured by a mortgage deed and security agreement of even date herewith (the "Mortgage"), encumbering property located in Polk County, Florida, granted by the Maker to the Payee, to which reference is hereby made for a description of the mortgaged property, the nature and extent of the security, the rights of the Payee in respect thereof and the terms and conditions upon which this Note is issued. A default under the Loan Agreement or the Mortgage shall constitute a default of this Note.

        The unpaid balance of the Principal Amount, plus accrued interest shall become due and payable at the option of the Payee under the happening of an event by which said balance shall or may become due and payable under the terms of the Mortgage.

        This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        Notwithstanding anything herein or in the Mortgage to the contrary, Maker may prepay the indebtedness evidenced by this Note or any portion of it without premium or Penalty and with interest on the portion so prepaid calculated through the date of prepayment only.



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        All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest, and notice of dishonor, and expressly agree jointly and severally to remain and continue bound for the payment of the principal and interest provided for by the terms of this Note, notwithstanding any extension or extensions of the time of, or for the payment of said principal or interest, or any change or changes in the amount or amounts agreed to be paid under or by virtue of the obligation to pay provided for in this Note, or any change or changes by way of release or surrender or substitution of any real property and collateral, or either, held as security for this Note, and waive all and every kind of notice of such extension or extensions, change or changes, and agree that the same may be made without the joinder of the Maker.

        This Note shall be governed by and construed in accordance with the laws of the State of Florida.

        The interest rate charged in the Note is authorized by Chapter 665 and
Section 687.12 of the Florida Statutes, and applicable federal law.

        MAKER AND PAYEE HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLE WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE MORTGAGE, AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE AGREEING TO ACCEPT THIS NOTE. FURTHER, MAKER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF PAYEE, NOR THE PAYEE'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PAYEE WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE PAYEE, NOR PAYEE'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.


                                        PRECISIONAIRE, INC.,
                                        a Florida corporation



                                        By: Illegible Signature
                                           ----------------------------------
                                           Name:
                                                    As its President


Address of Maker:

c/o 2399 26th Avenue North                                  [CORPORATE SEAL]
St. Petersburg, Florida 33713





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